Exhibit 99.1

From: EnviroStar, Inc.

290 NE 68 Street

Miami, FL 33138

Henry M. Nahmad (305) 754-8676

Michael Steiner (305) 754-8676

EnviroStar, Inc. Enters into New $100 Million Credit Facility

Miami, Florida – November 5, 2018 – EnviroStar, Inc. (NYSE American: EVI) announced today that it entered into a new five-year, $100 million syndicated credit facility with Bank of America and US Bank as joint lead arrangers, and Fifth Third Bank. The new credit facility includes a $100 million revolving line of credit and an accordion feature, which at EVI’s option, can expand commitments in the revolver to $140 million in the aggregate. The new credit facility replaces the existing $27 million asset-based credit facility with Wells Fargo that was scheduled to mature in October 2021.

Henry M. Nahmad, EVI’s Chairman and CEO, commented: “This new credit facility significantly increases one component of our financial resources. Although EVI still upholds a debt conservative financial strategy, this new credit facility, with strong participating lenders, attractive rates, and flexible terms, gives us additional flexibility to fulfill the financial needs of our growing business. We appreciate the support and confidence of our new lenders and we look forward to working with them in the pursuit of growth through our buy and build strategy.”

About EnviroStar

EnviroStar, Inc., through its wholly-owned subsidiaries, is a distributor that sells, leases, and rents commercial, industrial, and vended laundry and dry cleaning equipment and steam and hot water boilers manufactured by others, supplies related replacement parts and accessories, designs and plans turn-key laundry, dry cleaning, and boiler systems, and provides installation and maintenance services to thousands of customers, which include commercial, industrial, institutional, government, and retail customers. These activities are conducted in the United States, Canada, the Caribbean and Latin America.

Safe Harbor Statement

Except for the historical matters contained herein, statements in this press release are forward-looking and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to a number of known and unknown risks and uncertainties that may cause actual results, trends, performance or achievements of EVI, or industry trends and results, to differ from the future results, trends, performance or achievements expressed or implied by such forward-looking statements. These risks and uncertainties include, among others, the risks related to EVI’s business, results, financial condition, growth strategy, market share and prospects, risks related to EVI’s ability to successfully build its existing operations, risks related to organic growth initiatives, including EVI’s recruitment efforts, including that such initiatives may not be successful or otherwise have a positive impact on EVI’s financial condition and results of operations, risks associated with the EVI’s buy and build growth strategy, including that EVI may not be successful in identifying or consummating acquisitions or other strategic opportunities, that the potential benefits of acquisitions may not be realized to the extent anticipated or at all, integration risks, risks related to indebtedness incurred in connection with acquisitions, dilution experienced by EVI’s stockholders as a result of shares issued in connection with acquisitions, risks related to the business, operations and prospects of acquired businesses, risks related to EVI’s and its acquired businesses’ relationships with principal suppliers and customers and the impact that the loss of any principal supplier or customer could have on EVI’s results and financial condition, risks related to EVI’s indebtedness, including increases in its debt position, and other economic, competitive, governmental, technological and other risks and factors, including those discussed in the Company’s filings with the Securities and Exchange Commission, including, without limitation, the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2018. Many of these risks and factors are beyond EVI’s control. Past performance of EVI and its acquired businesses and perceived trends may not be indicative of future results. EVI cautions that the foregoing factors are not exclusive. The reader should not place undue reliance on any forward-looking statement, which speaks only as of the date made. EVI does not undertake to, and specifically disclaims any obligation to, update or supplement any forward-looking statement, whether as a result of changes in circumstances, new information, subsequent events or otherwise, except as may be required by law.